COMPENSATION AGREEMENT
                             ----------------------

     Agreement dated as of the 25th day of June, 2001 by and between John V. Cracchiolo ("Optionee") and Endocare, Inc., a Delaware corporation (the "Corporation").
                               W I T N E S S E T H
                               -------------------
     WHEREAS, Optionee is to provide services to the Corporation, and the Corporation wishes to provide an equity incentive to Optionee to provide such services.
NOW, THEREFORE, in consideration of the above promises, the parties hereto agree as follows:
On June 25, 2001, Optionee was granted an option to acquire 300,000 shares of the Corporation's Common Stock (the "Option") under the terms and conditions set forth in the Stock Option Agreement, attached hereto as Exhibit A. Corporation and Optionee acknowledge and agree that the Option is granted as compensation for services and not for any capital-raising purposes or in connection with any capital-raising activities.
This agreement is intended to constitute a written employee benefit plan within the meaning of Rule 405 of the Securities Act of 1933, as amended. Nothing herein or in the Stock Option Agreement shall confer upon Optionee any right to continue in the Corporation's employ or service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation or Optionee, which rights are hereby expressly reserved by each party, to terminate Optionee's service at any time for any reason, with or without cause.
     IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.

          ENDOCARE,  INC.

OPTIONEE:
                          By:

                          Title:

                                 ENDOCARE, INC.
                             STOCK OPTION AGREEMENT
     Unless otherwise defined herein, the capitalized terms used herein shall have the defined meanings in the attached Appendix.
I.     NOTICE  OF  STOCK  OPTION  GRANT
John  V.  Cracchiolo

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of this Option Agreement and Compensation Agreement attached hereto as Exhibit A, as follows:
                                 ----------
Grant  Number
Date  of  Grant     June  25,  2001
                    ---------------
Vesting  Commencement  Date     June  25,  2001
                                ---------------
Exercise  Price  Per  Share     $13.75
                                ------
Total  Number  of  Shares  Granted     300,000
                                       -------
Total  Exercise  Price     $4,125,000
                           ----------
       Incentive  Stock  Option
Type  of  Option       X  Nonstatutory  Stock  Option
                     ---
Term/Expiration  Date     June  25,  2011
                          ---------------

Nonstatutory  Stock  Option.  This  Option is a nonstatutory stock option and is
---------------------------
not  intended  to  qualify  as  an  incentive stock option within the meaning of
Section  422  of  the  Code.

Vesting  Schedule:
-----------------
     This Option may be exercised, in whole or in part, in accordance with the following schedule:
62,500 of the Shares subject to the Option shall vest upon Optionee's completion of twelve (12) months of Service measured from the Vesting Commencement Date and an additional one thirty-sixth (1/36) of 187,500 of the Shares subject to the Option shall vest upon Optionee's completion of each additional month of Service over the thirty-six (36) month period measured from the first anniversary of the Vesting Commencement Date.
The remaining 50,000 of the Shares subject to the Option shall vest upon the earlier of (i) June 25, 2006 or (ii) attainment of the performance based objective to be mutually agreed upon between Optionee and the Company within ninety (90) days of the Vesting Commencement Date and to be set forth on Exhibit
                                                                         -------
B  to  this  Option  Agreement.
For purposes of this Option Agreement, "Service" shall mean the Optionee's performance of services for the Company (or any Parent or Subsidiary) in the capacity of an Employee, Director or Consultant.
Termination  Period:
-------------------
     To the extent vested, this Option may be exercised for ninety (90) days after termination of the Optionee's Service for any reason other than death or Disability. However, if the Optionee's Service terminates due to the death or Disability of the Optionee, this Option may be exercised for the time periods specified below. In no event shall this Option be exercised later than the Term/Expiration Date specified above.
In the event that Optionee's Service as an Employee, Consultant or Director terminates as a result of the Optionee's Disability, the Optionee may exercise his Option at any time within twelve (12) months from the date of such termination, but only to the extent that Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise the Option for all the Shares, then the Option shall immediately terminate with respect to the Shares covered by the unexercisable portion of such Option. If, after the date of Optionee's termination, the Optionee does not, within the time specified in the Option, exercise his or her Option for all the Shares for which that Option is exercisable on such termination date, then the Option shall terminate with respect to those remaining Shares.
In the event that Optionee's Service as an Employee, Consultant or Director terminates as a result of the Optionee's death, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate nor by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise the Option for all the Shares, then the Option shall immediately terminate with respect to the Shares covered by the unexercisable portion of such Option. If, after Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not, within the time specified in the Option, exercise the Option for all the Shares for which that Option is exercisable on the date of Optionee' death, then the Option shall terminate with respect to those remaining Shares.


     AGREEMENT
     Grant  of  Option.  The  Company hereby grants to the Optionee named in the
     -----------------
Notice of Grant attached as Part I of this Option Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the
Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price").
     Exercise  of  Option.
     --------------------
     Right  to  Exercise.  This  Option  is  exercisable  during  its  term  in
     -------------------
accordance  with  the  Vesting  Schedule  set out in the Notice of Grant and the
     ----
other applicable provisions of this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's Service, the exercisability of the Option is governed by the applicable provisions of this Option Agreement.
     Method  of Exercise.  This Option is exercisable by delivery of an exercise
     -------------------
notice,  in  the form attached as Exhibit C (the "Exercise Notice"), which shall
                                  ---------
state  the  election  to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price. The Option may not be exercised for a fraction of a Share.
     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     Rights as a Stockholder. Until the stock certificate evidencing such Shares
     -----------------------
     is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Exercised Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.
     Method of Payment.  Payment of the aggregate Exercise Price shall be by any
     -----------------
of  the  following,  or  a combination thereof, at the election of the Optionee:
     cash;  or
     check;  or
     delivery  of  a  properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or
     surrender of other Shares which (i) have been owned by the Optionee for more than six (6) months on the date of surrender and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.
     Limited  Transferability  of  Option.    This  Option  shall  be  neither
     ------------------------------------
transferable  nor  assignable  by  Optionee other than by will or by the laws of
     ---
descent and distribution following Optionee's death and may be exercised, during
     Optionee's lifetime, only by Optionee. However, this Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more Family Members of the Optionee or to a trust established for the exclusive benefit of one or more such Family Members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the Option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this Option immediately prior to such assignment.
     For purposes of this Section 5, a "Family Member" shall be limited to the Optionee's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, former spouse, siblings, nieces, nephews, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, a trust in which any of the foregoing individuals have more than a fifty percent (50%) beneficial interest, a foundation in which any of the foregoing individuals (or the Optionee) control the management of assets, and any other entity in which any of the foregoing individuals (or Optionee) own more than fifty percent (50%) of the voting interests.
     Term  of Option.  This Option may be exercised only within the term set out
     ---------------
in the Notice of Grant, and may be exercised during such term only in accordance with  the  terms  of  this  Option  Agreement.
     Tax  Consequences.  Some  of  the  federal  and  Delaware  tax consequences
     -----------------
relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.
     Exercising  the  Option.  The  Optionee  may  incur  regular  federal  tax
     -----------------------
liability upon exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.
     Disposition  of  Shares.  If the Optionee holds the Shares for at least one
     -----------------------
year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.
1.     Adjustment  in  Option  Shares.  Should  any change be made to the Common
       ------------------------------
Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the number and/or class of securities subject to this Option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.
     Extraordinary  Events.
     ---------------------
     The Option shall terminate upon the occurrence of any of the following events ("Extraordinary Events"):
     The dissolution, liquidation, or sale of all (or substantially all) of the assets of the Company;
(i) Any reorganization, merger, or consolidation in which the Company does not survive;
(ii) The acquisition by any person or group (as defined in Section 13D of the Exchange Act) of beneficial ownership of more than fifty percent (50%) of the Company Stock; or
(iii) Any reorganization, merger, or consolidation in which the Company does survive but the Shares outstanding immediately preceding the transaction are converted by virtue of the transaction into other property, whether in the form of securities, cash, or otherwise. However, in no case will an Extraordinary Event be deemed to have occurred as a result of a sale of stock to the Company or to a holding company established by the Company.
     If an Extraordinary Event occurs, the Option shall become fully exercisable and Optionee shall have the right to exercise any unexpired portion of the Option prior to the Extraordinary Event, however, the effectiveness of any such exercise shall be:
(iv)     Conditioned  upon:
(A)     The  Extraordinary  Event  actually  occurring;  and
(B) The Company's receipt of the notice of exercise within the time period established by the Company; and
(v) Delayed until immediately prior to the Extraordinary Event. Entire Agreement; Governing Law. This Option Agreement and the
     ----------------------------------
Compensation  Agreement  attached  hereto  as  Exhibit  A  constitute the entire
     ------                                    ----------
agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.
     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the this Option Agreement. Optionee has reviewed this Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions relating to the Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:
                                               ENDOCARE,  INC,

Signature                                      By:
 Title:  _________________________________
 Date:   ________________,  2001

Address:

          Date:,  2001


                                CONSENT OF SPOUSE
     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under this Option Agreement.

Spouse  of  Optionee

Date:               __________________,  2001

                                    EXHIBIT A

                             COMPENSATION AGREEMENT

                                    EXHIBIT B

                              PERFORMANCE OBJECTIVE

                                    EXHIBIT C

                                 EXERCISE NOTICE

                                    APPENDIX
                                    --------


     The  following  definitions  shall be in effect under the Option Agreement:
A.     "CODE"  means  the  Internal  Revenue  Code  of  1986,  as  amended.
B.     "COMMON  STOCK"  means  the  common  stock  of  the  Company.
C.     "COMPANY"  means  Endocare,  Inc.,  a  Delaware  corporation.
D. "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services in a non-employee capacity and who is compensated for such services.
E.     "DIRECTOR"  means  a  member  of  the  Board.
F.     "DISABILITY"  means  total  and  permanent  disability as defined in Code
Section  22(e)(3).
G. "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.
H.     "EXCHANGE  ACT"  means  the  Securities Exchange Act of 1934, as amended.
I. "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:
     If the Common Stock is admitted to trading or listed on a national securities exchange, Fair Market Value shall be the last reported sale price regular way, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed.
     If not admitted to trading or listed on any national securities exchange, Fair Market Value shall be the last sale price on that day of the Common Stock reported on the Nasdaq National Market or the Nasdaq SmallCap Market ("Nasdaq Stock Market") or, if no such reported sale takes place on that day, the average of the closing bid and ask prices on that day.
If not included on the Nasdaq Stock Market, Fair Market Value shall be the average of the closing bid and ask prices of the Common Stock on that day reported by the Nasdaq electronic bulletin board, or any comparable system on that day.
If the Common Stock is not included on the Nasdaq electronic bulletin board or any comparable system, Fair Market Value shall be the closing bid and ask prices on that day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.
J. "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
K.     "OPTION  AGREEMENT"  means  this  Stock  Option  Agreement.
L. "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.
M.     "SHARE"  means  a  share  of  the  Common  Stock.
N. "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.